                                                            EXHIBIT 23.3





                        CONSENT OF PATENT COUNSEL TO ANTIVIRALS, INC.





    We hereby consent to the reference to this firm under the caption "Experts" in the prospectus constituting a part of the Registration Statement on Form S-4 (No. 333-20511) of AntiVirals, Inc.


                               DEHLINGER & ASSOCIATES




May 29, 1997
Palo Alto, California